UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 10, 2016

POLARIS INDUSTRIES INC.
(Exact name of registrant as specified in its charter)

Minnesota		41-1790959
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification No.)

2100 Highway 55, Medina MN		55340
(Address of principal executive offices)		(Zip Code)
(763) 542-0500 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
On November 10, 2016, Polaris Industries (“Polaris”) filed a current report on Form 8-K with the Securities and Exchange Commission (the “Initial 8-K”) reporting Polaris’s acquisition of TAP Automotive Holdings, LLC (“TAP”). Polaris is filing this Amendment No. 1 (this “Amendment No. 1”) to the Initial Form 8-K to amend and supplement the Initial Form 8-K to include financial statements and pro forma financial information as required by Item 9.01(a) and Item 9.01(b) of Form 8-K.

Item 9.01 Financial Statements and Exhibits
(a) Financial Statements of Business Acquired.
The unaudited interim financial statements of TAP as of September 30, 2016 and December 31, 2015 and for the nine months ended September 30, 2016 and 2015 are filed as Exhibit 99.1 and incorporated herein by reference. The audited financial statements of TAP as of December 31, 2015 and for the year ended December 31, 2015 are filed as Exhibit 99.2 to this Amendment No. 1 and incorporated herein by reference.

(b) Pro Forma Financial Information.
The unaudited pro forma combined balance sheet as of September 30, 2016 and unaudited pro forma combined statements of income for the nine months ended September 30, 2016 and the year ended December 31, 2015 and the notes to such unaudited pro forma combined financial statements, all giving effect to the acquisition of TAP, are attached as Exhibit 99.3 and incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description

2.1
Purchase Agreement, dated as of October 11, 2016, by and among TAP Automotive Holdings, LLC, the members of TAP Automotive Holdings, LLC set forth in an annex to the Purchase Agreement, Polaris Industries Inc., a Delaware corporation, and ORIX Funds Corp., solely in its capacity as the sellers’ representative (excluding schedules and exhibits, which the Company agrees to furnish supplementally to the Securities and Exchange Commission upon request)

23.1	Consent of Moss Adams, LLP, Independent Auditors of TAP Automotive Holdings, LLC

99.1	Unaudited condensed consolidated financial statements of TAP Automotive Holdings, LLC as of September 30, 2016 and December 31, 2015 and for the nine months ended September 30, 2016 and 2015

99.2	Audited consolidated financial statements of TAP Automotive Holdings, LLC as of and for the year ended December 31, 2015

99.3	Unaudited pro forma condensed combined financial information as of and for the nine months ended September 30, 2016 and the year ended December 31, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

POLARIS INDUSTRIES INC. (Registrant)

Date:	January 19, 2017	/s/ MICHAEL T. SPEETZEN
Michael T. Speetzen Executive Vice President — Finance and Chief Financial Officer (Principal Financial and Chief Accounting Officer)

EXHIBITS

Exhibit Number	Description	Method of Filing

2.1
Purchase Agreement, dated as of October 11, 2016, by and among TAP Automotive Holdings, LLC, the members of TAP Automotive Holdings, LLC set forth in an annex to the Purchase Agreement, Polaris Industries Inc., a Delaware corporation, and ORIX Funds Corp., solely in its capacity as the sellers’ representative (excluding schedules and exhibits, which the Company agrees to furnish supplementally to the Securities and Exchange Commission upon request)
Incorporated by Reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on October 12, 2016

23.1	Consent of Moss Adams, LLP, Independent Auditors of TAP Automotive Holdings, LLC	Filed herewith

99.1	Unaudited condensed consolidated financial statements of TAP Automotive Holdings, LLC as of September 30, 2016 and December 31, 2015 and for the nine months ended September 30, 2016 and 2015	Filed herewith

99.2	Audited consolidated financial statements of TAP Automotive Holdings, LLC as of and for the year ended December 31, 2015	Filed herewith

99.3	Unaudited pro forma condensed combined financial information as of and for the nine months ended September 30, 2016 and the year ended December 31, 2015	Filed herewith